Essential 40 Stock Fund

Class I Shares (Symbol: ESSIX)

Supplement dated December 13, 2019

to the Fund’s Prospectus dated October 1, 2019

The following provides new and additional information beyond that contained in the Fund’s current Prospectus and SAI and should be read in conjunction with the Fund’s current Prospectus and SAI.

The second paragraph under the heading “Shareholder Information – Class I Shares” on page 8 is hereby deleted in its entirety and replaced with the following:

Class I shares may be purchased at NAV without the imposition of any sales charges. This means that 100% of your initial investment is placed into shares of the Fund. The Fund offers Class I shares primarily for direct investment by investors such as pension and profit-sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals.

Class I shares may also be offered through certain financial intermediaries (including broker-dealers), and their agents in fee based and other programs. In these programs, financial intermediaries have made arrangements with the Fund and are authorized to buy and sell shares of the Fund and may charge their customers transaction or other distribution or service fees, including commissions, with respect to their customers’ investments in the Fund. Class I shares may also be available on brokerage platforms of financial intermediaries that have agreements with the Fund’s distributor to offer such shares solely when acting as an agent for the investor. An investor transacting in Class I shares in these programs may be required to pay a commission and/or other forms of compensation to the broker.

Class I shares are sold at NAV without an initial sales charge, and are not subject to 12b-1 distribution fees. The minimum initial investment for Class I shares is $10,000. The minimum subsequent investment amount for Class I shares of the Fund is $1,000. The Fund may waive or reduce its minimum investment amount from time to time in the sole discretion of the Adviser

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information dated October 1, 2019, which provide information that you should know about the Fund before investing and should be retained for future reference. These documents are available upon request and without charge by calling the Fund at 1-844-767-3863.